INVESTOR PRESENTATION NAREIT JUNE 2026 Four Corners Property Trust NYSE: FCPT

JUNE 2026 Cautionary note regarding forward-looking statements: This presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements include all statements that are not historical statements of fact and those regarding FCPT’s intent, belief or expectations, including, but not limited to, statements regarding: operating and financial performance, investment pipeline, expectations regarding the making of distributions and the payment of dividends, and the effect of pandemics on the business operations of FCPT and FCPT’s tenants and their continued ability to pay rent in a timely manner or at all. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “believe(s),” “may,” “will,” “would,” “could,” “should,” “seek(s)” and similar expressions, or the negative of these terms, are intended to identify such forward-looking statements. Forward-looking statements speak only as of the date on which such statements are made and, except in the normal course of FCPT’s public disclosure obligations, FCPT expressly disclaims any obligation to publicly release any updates or revisions to any forward-looking statements to reflect any change in FCPT’s expectations or any change in events, conditions or circumstances on which any statement is based. Forward-looking statements are based on management’s current expectations and beliefs and FCPT can give no assurance that its expectations or the events described will occur as described. For a further discussion of these and other factors that could cause FCPT’s future results to differ materially from any forward-looking statements, see the risk factors described under the section entitled “Item 1A. Risk Factors” in FCPT’s annual report on Form 10-K for the year ended December 31, 2025 and other risks described in documents subsequently filed by FCPT from time to time with the Securities and Exchange Commission. Notice regarding non-GAAP financial measures: The information in this communication contains and refers to certain non-GAAP financial measures, including FFO and AFFO. These non-GAAP financial measures are in addition to, not a substitute for or superior to, measures of financial performance prepared in accordance with GAAP. These non-GAAP financial measures should not be considered replacements for, and should be read together with, the most comparable GAAP financial measures. Reconciliations to the most directly comparable GAAP financial measures and statements of why management believes these measures are useful to investors are included in the supplemental financial and operating report, which can be found in the Investors section of our website at www.fcpt.com, and on page 18 of this presentation. FORWARD LOOKING STATEMENTS AND DISCLAIMERS

RECENT UPDATES FOR FCPT

Continued Investment Execution:

- 17 properties acquired year-to-date
- $52 million invested with $3.1 million average basis per property
- 6.9% cash / 7.4% GAAP cap rate
- 1.5% portfolio rent escalator[1]
- 10-year weighted avg lease term
- Continued emphasis on low-basis, fungible real estate in our core subsectors of restaurant, auto service, and medical retail

Strong Capital Raising Accomplished:


PRO FORMA DEBT MATURITY SCHEDULE ($ MILLIONS)
New Term Loan
Undrawn Revolver
Unsecured Notes
Unsecured Term
$50
$265
$75
$190
$225
$50
$175
$100
$350
$75
$225
$100
$75
$300
$200
$100
2026
2027
2028
2029
2030
2031
2032
2033

- FCPT closed on a $200 million 7-year delayed draw Term Loan on April 6
- FCPT plans to draw the remaining balance in Q2 and Q3 to fund acquisitions

Disclosure Updates:

- Introduced GAAP cap rates (in addition to continued cash cap rate disclosure)
- Updated AFFO per share growth calculation to more accurately use 3 decimal rounding convention
- FCPT's annually-updated property list will be published to its website in Q3. This list provides brand, city, state, SF, and purchase price for all properties in our portfolio

Large Veterinary Portfolio Acquisition ($268 Million)

- On May 29, FCPT announced the signing of a definitive agreement to acquire up to 102 Mission Pet Health properties for up to $268 million on initial cash rent of up to $17.33 million
- The portfolio is principally 2 master leases and has strong EBITDAR / rent coverage of more than 6x
- FCPT expects to fund the purchase with a mix of cash and existing debt capacity. *Closing this transaction is not contingent on additional equity capital raising*
- **Inclusive of this deal and previously announced acquisitions through May 2026, year-to-date acquisitions are projected at $320 million.** We continue to maintain an active pipeline and source incremental investment volume for 2026
- Pro forma for this transaction, it is expected that Darden will be ~41%[2] of ABR

2. *Representative of 3/31/2026 portfolio data inclusive of announced Q2 closings through date of this presentation plus potential Mission Pet Health additions. Figure is contingent on closing all properties; FCPT's acquisition of all properties contingent on completion of diligence and satisfaction of customary closing conditions. Please refer to public filings for additional information on risks associated. FCPT currently owns 5 Mission Pet Health properties*

JUNE 2026
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CASE STUDY:
FCPT TO ACQUIRE $268 MILLION VETERINARY PORTFOLIO

Mission PET HEALTH

- On May 29, FCPT entered into a definitive agreement to acquire up to 102 Mission Pet Health properties for up to $268 million on initial cash rent of up to $17.33 million
- This transaction represents a continuation of FCPT's strategy to own high-quality real estate with strong underlying tenant operating performance. This deal is expected to further increase FCPT's portfolio rent coverage in addition to meaningfully accelerating the tenant diversification of our total portfolio

Advanced Pet Care (Parker, CO)


ADVANCED PET care
17173

Livewell Animal Hospital (Cypress, TX)


livewell
animal hospital

- **Lease Structure:** 100 of 102 properties are contained within two master NNN leases. The portfolio has 10 years of weighted average lease term remaining with strong annual rent increases of above 2%
- **Performance:** Portfolio EBITDAR covers rent at a very strong aggregate ratio of more than 6x
- **Funding:** FCPT expects to fund the purchase with a mix of cash and existing debt capacity; closing is not contingent on any equity capital raising
- **Pro Forma Diversification Snapshot:** Mission Pet Health will become FCPT's 3rd-largest brand by cash rent; Darden exposure is expected to be ~41% of pro forma ABR[1]
- **Attractive Real Estate:** This portfolio features high-performing stores in attractive retail and medical corridors, and score well on FCPT's proprietary scorecard
- **Established, Trusted Counterparty:**
  - Shore Capital, a ~$14 billion AUM private equity firm, both operates Mission Pet Health and owns the underlying real estate being sold to FCPT through a separate vehicle. This provides full alignment between the tenant business and lease structuring assets
  - Shore has deep healthcare investing experience and a strong track record of scaling their portfolio businesses
  - Mission Pet Health's financial profile was further augmented by a minority investment from Silver Lake, underscoring the platform's demonstrated growth trajectory and institutional credibility
- **Large-Scale Acquisition Capability:** FCPT has built a platform and team that can handle scaled portfolio opportunities. FCPT moved efficiently and effectively while remaining firmly within our underwriting standards. FCPT will continue to pursue incremental scaled transactions so long as quality and accretion thresholds are met

1. *Representative of 3/31/2026 portfolio data inclusive of announced Q2 closings through date of this presentation plus potential Mission Pet Health additions. Figure is contingent on closing all properties; FCPT's acquisition of all properties contingent on completion of diligence and satisfaction of customary closing conditions. Please refer to public filings for additional information on risks associated. FCPT currently owns 5 Mission Pet Health properties*

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JUNE 2026 Mission Pet Health Portfolio 102 locations across 31 states CASE STUDY: FCPT TO ACQUIRE $268 MILLION VETERINARY PORTFOLIO Portfolio Sample Site Denotes medical property Portfolio Sample Site

PRO FORMA PORTFOLIO

(3/31/2026 + Q2 Acquisitions + Mission Pet Health Portfolio)[1]

316 leases	29%	Olive Garden	
118 leases	8%	LongHorn Steakhouse	
83 leases	6%	Chili's	
30 leases	2%	Outback Steakhouse	
31 leases	2%	Buffalo Wild Wings	
17 leases	2%	Cheddar's Scratch Kitchen	
112 leases 25 brands	9%	Other Casual Dining Restaurants	
234 leases 40 brands	10%	Quick Service Restaurants	
208 leases 39 brands	12%	Auto Service	
107 leases	6%	Mission Pet Health[1]	Pro Forma
132 leases 43 brands	10%	Other Medical Retail	
54 leases 28 brands	3%	Other Retail[2]	

$285 million of ABR across 1,442 leases and 182 brands[1]

- 29% Olive Garden (vs. 74% at inception)
- 8% LongHorn (vs. 20% at inception)
- 31% Non-Restaurant Exposure (vs. 0% at inception)


LongHorn Steakhouse
8%
Chili's
6%
Olive Garden Italian Kitchen
29%
Outback Steakhouse
2%
2%
2%
Cheddar's Scratch Kitchen
9%
Other Casual Dining Restaurants
3%
Other Retail2
Medical Retail 16%1
10%
Quick Service Restaurants
10%
Other Medical Retail
6%
Mission Pet Health 1
12%
Auto Service

The spin-off Darden portfolio remains a strong foundation tenant for FCPT.

Over half the portfolio (~59%) has been diversified to new tenants across restaurant, medical retail and auto service industries[1]

1. *Representative of 3/31/2026 portfolio data inclusive of announced Q2 closings through date of this presentation plus potential Mission Pet Health additions. Figure is contingent on closing all properties; FCPT's acquisition of all properties contingent on completion of diligence and satisfaction of customary closing conditions. Please refer to public filings for additional information on risks associated. FCPT currently owns 5 Mission Pet Health properties*

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CONSISTENT ANNUAL INVESTMENT GROWTH

FCPT has consistently delivered growth and diversification through new investments. We focus on credit-worthy tenants, high quality real estate and efficient execution

PROPERTY COUNT


Pro Forma
Historical
Includes 17 properties closed YTD and 102 Mission Pet Health properties[1]
418
475
515
610
699
799
919
1023
1111
1198
1303
1422
+57
+40
+95
+89
+100
+120
+104
+88
+87
+105
+133

YEAR	2015	2016	2017	2018	2019	2020	2021	2022	2023	2024	2025	2026
INVESTMENT VOLUME ($M)	SPIN	$94	$99	$263	$199	$223	$257	$286	$333	$265	$318	$320[1]
CAP RATE	-	6.6%	6.8%	6.5%	6.5%	6.5%	6.5%	6.5%	6.7%	7.1%	6.8%	6.5%[1]
AVERAGE SIZE ($M)	-	$1.6	$2.3	$2.7	$2.2	$2.2	$2.1	$2.6	$3.5	$3.0	$3.0	$2.7[1]

FCPT has consistently focused on low basis properties, safeguarding the portfolio value at risk

1. *Representative of 3/31/2026 portfolio data inclusive of announced Q2 closings through date of this presentation plus potential Mission Pet Health additions. Figure is contingent on closing all properties; FCPT's acquisition of all properties contingent on completion of diligence and satisfaction of customary closing conditions. Please refer to public filings for additional information on risks associated. FCPT currently owns 5 Mission Pet Health properties*

JUNE 2026
7

“ JUNE 2026 SPOTLIGHT ON CAPITAL RAISING IN 2026: $200 MILLION SEVEN YEAR TERM LOAN FCPT closed on an incremental $200 million 7-year delayed draw Term Loan on April 6, 2026 $50 million was drawn at closing to fund the immediate investment pipeline and other general corporate purposes The remaining $150 million is expected to fund additional pipeline acquisitions via the delayed draw feature FCPT expects to draw the remaining Term Loan balance in Q2 and Q3 to fund acquisitions and general corporate purposes Term Loan coupon is SOFR + 1.25% for an estimated all-in rate of 4.9%1 Inclusive of the $50 million drawn term loan, FCPT has hedged 100% of outstanding Term Loans at a 3.1% blended hedged rate Note: Term Loan and Revolver maturities are shown fully extended. New Term Loan shown fully drawn PRO FORMA DEBT MATURITY SCHEDULE ($ MILLIONS)

“ JUNE 2026 ALIGNED WITH STRONG RESTAURANT BRAND OPERATORS FCPT’s restaurant tenants are principally large, publicly-traded companies and brands Many of these casual dining and quick service restaurant brands that anchor our portfolio have generated strong same-store performance while maintaining a conservative leverage position 1 FCPT Portfolio Restaurant Index vs. All Restaurant Index2 3 4 Share Price Return 1

JUNE 2026 HIGHLY SELECTIVE APPROACH TO NET LEASE While we underwrite properties in these sectors and may acquire stores in these sectors in the future, they are not in our current target base and would need to meet our high thresholds to be considered in the future Pharmacies: NO EXPOSURE Entertainment: NO EXPOSURE Gyms: NO EXPOSURE Furniture: NO EXPOSURE EV-only Auto Service: NO EXPOSURE Dollar Stores: 0.05% ABR exposure1 (No exposure to brands listed here) General Merchandise: 0.7% ABR exposure2 (No exposure to brands listed here) Car Washes: 1.1% ABR exposure3 (No exposure to brands listed here) FCPT HAS AVOIDED: Service Centers

FCPT INVESTMENTS VS. ESTIMATED REPLACEMENT COST



FCPT Average Basis per Investment vs.
(New Retail Development Sites
(2021-2025, $ millions)
$2.76 (FCPT 5-yr. average)
$2.0
$2.5
$3.3
$3.0
$3.0
$4.4
$3.3
$1.1
2021
2022
2023
2024
2025
Estimated Replacement Cost 3
Estimated new retail construction costs, 2025 3
Estimated land acquisition costs, 2025 3

- Since inception, FCPT has focused on acquiring low basis properties. This investment strategy coupled with inflation has allowed us to purchase many buildings below today's estimated replacement cost
- We believe this may support favorable tenant retention dynamics and mitigate downside risks in a vacancy event
- From 2021 to 2025, FCPT's acquisition basis was ~37% below retail replacement cost[1]
- For medical properties, expensive equipment can further raise replacement cost
- Development of new medical properties is an estimated ~15%[2] higher as compared to retail construction (as of 2025). This implies that the replacement cost of medical (including veterinary) retail would potentially be even higher

FCPT has a historical track record of acquiring low basis properties below replacement cost

3. *Based on publicly available per acre land value comps (per May 2026 Crexi listings) and retail construction costs (per CBRE U.S. Real Estate Market Outlook 2024). Estimated new retail construction and land acquisition costs vary by market. Data is intended to be viewed as illustrative and directional to demonstrate the trend of rising costs*

JUNE 2026
11

DISCLOSURE UPDATE: INTRODUCTION OF GAAP CAP RATES JUNE 2026 FCPT has historically reported acquisition cap rates on a cash basis to demonstrate initial accretion on “Day 1” We believe cap rates on a cash basis provides the clearest view of accretion, but without further context, it also limits insight to accretion over the life of a long-term lease. For purposes of allowing easier comparison to the net lease peer set, FCPT will begin to also disclose GAAP cap rates on a quarterly basis Note on Terminology: Cash cap rate is calculated as cash rent / purchase price GAAP cap rate is calculated as GAAP rent (i.e., includes straight-line rent) / purchase price. This reflects the average cap rate over the life of the initial lease term FCPT’s GAAP cap rate has exceeded the cash cap rate by ~70 basis points from 2023 to 2025 (on average) 1

VETERINARY SECTOR LANDSCAPE JUNE 2026

CORPORATE SPONSORSHIP HAS ENTERED VETERINARY MEDICINE

~127,000	34,296	~$54B	~30%
PRACTICING VETS	VET PRACTICES (U.S.)	DOMESTIC MARKET REVENUE	CORPORATE CLINIC SHARE (GP)
+45% since 2000[1]	+18.5% since 2009[1]	7–9% CAGR[1]	~80% Specialty/ER[1]

From Fragmented Industry to Institutional Asset Class

Rapid Consolidation Trend

- Corporate ownership of general-practice clinics grew from ~1% (1994) to ~30% today[2]
- Specialty & emergency veterinary clinics are now ~80% consolidated[3]
- ~45 consolidators (Mission Pet Health, NVA, VCA, etc.) collectively operate ~11,000 clinics nationwide[4]
- Consolidation accelerated materially after 2015 as private equity entered the sector[5]
- COVID-era capital deployment further accelerated M&A activity[6]

Increased Demand from Real Estate Capital Allocators

- Veterinary practices viewed as:
  - Recession-resistant[7]
  - Healthcare-adjacent[7]
  - Highly fragmented[7]
  - Supported by recurring consumer demand[7]
  - Minimal disruption attributable to AI or e-commerce[8]
  - Not as reliant on insurance reimbursements like human healthcare (~96% direct pay)[9]
- Strong demographic tailwinds[10]:
  - Share of U.S. households with at least one pet is ~70%
  - Rising pet spending and humanization trends
  - Aging independent practice owners seeking end of career exit

Recent Private Equity Consolidation in the Vet Space

Operator	Sponsor
People, Pets & Vets	Cressey & Company HP HARVEST PARTNERS
Vet's Best Friend	REVELSTOKE CAPITAL PARTNERS
Alliance Animal Health Your practice, our priority	L CATTERTON
united VETERINARY CARE	NORDIC CAPITAL
NVA	JCF M
vca animal hospitals	MARS
PetVet	KKR
VPP VETERINARY PRACTICE PARTNERS	Morgan Stanley

JUNE 2026

14

JUNE 2026 DIVERSIFICATION & ACCELERATION OF VETERINARY REVENUE Historically, veterinary clinics relied heavily on in-clinic services. Today, growth increasingly comes from2: Prescription medications and chronic care Insurance-enabled diagnostics and procedures Digital health / telehealth Subscription wellness plans Higher-margin products sold through clinics Generally, the COVID-19 pandemic broadly accelerated pet “humanization” and owners’ willingness to spend on premium healthcare Medication and chronic care spending are growing faster than traditional clinic services Ultimately, veterinary care is no longer primarily an episodic emergency service. It is increasingly a recurring healthcare and wellness ecosystem Total: $15.8 Total: $44.5 CAGR: 10.9%

Strong client retention Seller appeal (legacy operations preservation) Lower transition costs Independent practice perception Real Estate: Potentially streamlined vacancy backfill to former veterinarian(s) with no need for re-branding JUNE 2026 Mission Pet Health is a corporate label, not a customer-facing brand. Clinics are individually branded with no obvious tie to the larger corporate entity This is common practice in the medical retail world, allowing a smoother M&A transition when a consolidator takes control of a well-established operator in the community Other medical operators with the same branding approach include NVA (one of FCPT’s top veterinary operators) and Heartland Dental (one of FCPT’s top dental operators) MISSION PET HEALTH – AN UMBRELLA OF LOCAL BRANDS Representative Store-Level Branding Corporate Branding STRENGTHS OF ORIGINAL BRAND RETENTION

APPENDIX

JUNE 2026 GLOSSARY AND NON-GAAP DEFINITIONS NON-GAAP DEFINITIONS AND CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs and therefore may not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to net income, and to cash flows from operating, investing or financing activities as a measure of profitability and/or liquidity, computed in accordance with GAAP. ABR refers to annual cash base rent as of 3/31/2026 and represents monthly contractual cash rent, excluding percentage rents, from leases, recognized during the final month of the reporting period, adjusted to exclude amounts received from properties sold during that period and adjusted to include a full month of contractual rent for properties acquired during that period. EBITDA represents earnings (GAAP net income) plus interest expense, income tax expense, depreciation and amortization. EBITDAre is a non-GAAP measure computed in accordance with the definition adopted by the National Association of Real Estate Investment Trusts (“NAREIT”) as EBITDA (as defined above) excluding gains (or losses) on the disposition of depreciable real estate and real estate impairment losses. Adjusted EBITDAre is computed as EBITDAre (as defined above) excluding transaction costs incurred in connection with the acquisition of real estate investments and gains or losses on the extinguishment of debt. We believe that presenting supplemental reporting measures, or non-GAAP measures, such as EBITDA, EBITDAre and Adjusted EBITDAre, is useful to investors and analysts because it provides important information concerning our on-going operating performance exclusive of certain non-cash and other costs. These non-GAAP measures have limitations as they do not include all items of income and expense that affect operations. Accordingly, they should not be considered alternatives to GAAP net income as a performance measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Our presentation of such non-GAAP measures may not be comparable to similarly titled measures employed by other REITs. Tenant EBITDAR is calculated as EBITDA plus rental expense. EBITDAR is derived from the most recent data provided by tenants that disclose this information. For Darden, EBITDAR is updated biannually by multiplying the most recent individual property level sales information (reported by Darden twice annually to FCPT) by the average trailing twelve brand average EBITDA margin reported by Darden in its most recent comparable period, and then adding back property level rent. FCPT does not independently verify financial information provided by its tenants. Tenant EBITDAR coverage is calculated by dividing our reporting tenants’ most recently reported EBITDAR by annual in-place cash base rent. Funds From Operations (“FFO”) is a supplemental measure of our performance which should be considered along with, but not as an alternative to, net income and cash provided by operating activities as a measure of operating performance and liquidity. We calculate FFO in accordance with the standards established by NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property and undepreciated land and impairment write-downs of depreciable real estate, plus real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. We also omit the tax impact of non-FFO producing activities from FFO determined in accordance with the NAREIT definition. Our management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We offer this measure because we recognize that FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. FFO is a non-GAAP measure and should not be considered a measure of liquidity including our ability to pay dividends or make distributions. In addition, our calculations of FFO are not necessarily comparable to FFO as calculated by other REITs that do not use the same definition or implementation guidelines or interpret the standards differently from us. Investors in our securities should not rely on these measures as a substitute for any GAAP measure, including net income. Adjusted Funds From Operations “AFFO” is a non-GAAP measure that is used as a supplemental operating measure specifically for comparing year over year ability to fund dividend distribution from operating activities. AFFO is used by us as a basis to address our ability to fund our dividend payments. We calculate adjusted funds from operations by adding to or subtracting from FFO: 1. Transaction costs incurred in connection with business combinations 2. Straight-line rent 3. Stock-based compensation expense 4. Non-cash amortization of deferred financing costs 5. Other non-cash interest expense (income) 6. Non-real estate investment depreciation 7. Merger, restructuring and other related costs 8. Impairment charges 9. Other non-cash revenue adjustments, including amortization of above and below market leases and lease incentives 10. Amortization of capitalized leasing costs 11. Debt extinguishment gains and losses 12. Non-cash expense (income) adjustments related to deferred tax benefits AFFO is not intended to represent cash flow from operations for the period, and is only intended to provide an additional measure of performance by adjusting the effect of certain items noted above included in FFO. AFFO is a widely-reported measure by other REITs; however, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not be comparable to other REITs. Properties refers to properties available for lease.

ENDNOTES

PAGE 3 RECENT HIGHLIGHTS FOR FCPT
1. Figure as of 3/31/2026
2. Representative of 3/31/2026 portfolio data inclusive of announced Q2 closings through date of this presentation plus potential Mission Pet Health additions. Figure is contingent on closing all properties; FCPT's acquisition of all properties contingent on completion of diligence and satisfaction of customary closing conditions. Please refer to public filings for additional information on risks associated. FCPT currently owns 5 Mission Pet Health properties

PAGE 4 CASE STUDY: FCPT TO ACQUIRE $268 MILLION VETERINARY PORTFOLIO
1. Representative of 3/31/2026 portfolio data inclusive of announced Q2 closings through date of this presentation plus potential Mission Pet Health additions. Figure is contingent on closing all properties; FCPT's acquisition of all properties contingent on completion of diligence and satisfaction of customary closing conditions. Please refer to public filings for additional information on risks associated. FCPT currently owns 5 Mission Pet Health properties

PAGE 6 PRO FORMA PORTFOLIO
1. Representative of 3/31/2026 portfolio data inclusive of announced Q2 closings through date of this presentation plus potential Mission Pet Health additions. Figure is contingent on closing all properties; FCPT's acquisition of all properties contingent on completion of diligence and satisfaction of customary closing conditions. Please refer to public filings for additional information on risks associated. FCPT currently owns 5 Mission Pet Health properties
2. Other retail includes properties leased to cell phone stores, bank branches, grocers amongst others. These are often below market rent leases, and many were purchased through the outparcel strategy

PAGE 7 CONSISTENT ANNUAL INVESTMENT GROWTH
1. Representative of 3/31/2026 portfolio data inclusive of announced Q2 closings through date of this presentation plus potential Mission Pet Health additions. Figure is contingent on closing all properties; FCPT's acquisition of all properties contingent on completion of diligence and satisfaction of customary closing conditions. Please refer to public filings for additional information on risks associated. FCPT currently owns 5 Mission Pet Health properties

PAGE 8: SPOTLIGHT ON CAPITAL RAISING IN 2026: $200 MILLION SEVEN YEAR TERM LOAN
Figures as of 3/31/2026
1. Based on floating SOFR rate of 3.65% as of April 6, 2026, plus credit spread of 1.25%

PAGE 9 ALIGNED WITH STRONG RESTAURANT BRAND OPERATORS
1. Source: Public filings as of 5/29/2026 except for FCPT ABR (3/31/2026)
2. Past performance does not guarantee future results
3. FactSet's All Restaurant Index is composed of 22 restaurant and food service equities
4. FCPT's Portfolio Restaurant Index is weighted based on the share of FCPT's ABR attributable to brands operated by public companies. For private-operated brands in our portfolio, we use FactSet's All Restaurant Index as a proxy

PAGE 10 HIGHLY SELECTIVE APPROACH TO NET LEASE
Note: All data as of 3/31/2026
1. Annual cash base rent (ABR) as defined in glossary; FCPT owns 1 dollar store site leased to Dollar General
2. Annual cash base rent (ABR) as defined in glossary; FCPT owns 7 general merchandise sites leased to REI (2), Jared Jewelry (2), Orvis (1), Mattress Firm (1), and Sleep Number (1)
3. Annual cash base rent (ABR) as defined in glossary; FCPT owns 10 car wash sites leased to Whistle Express (9) and Club Car Wash (1)

PAGE 11 FCPT INVESTMENTS vs. ESTIMATED REPLACEMENT COST
1. Figures based on FCPT portfolio data as of 12/31/2025. Based on publicly available per acre land value comps (per May 2026 Crexi listings) and retail construction costs (per CBRE U.S. Real Estate Market Outlook 2024). Estimated new retail construction and land acquisition costs vary by market. Data is intended to be viewed as illustrative and directional to demonstrate the tend of rising costs
2. Source: RevistaMed, February 2025
3. Based on publicly available per acre land value comps (per May 2026 Crexi listings) and retail construction costs (per CBRE U.S. Real Estate Market Outlook 2024). Estimated new retail construction and land acquisition costs vary by market. Data is intended to be viewed as illustrative and directional to demonstrate the tend of rising costs

PAGE 12 DISCLOSURE UPDATE: INTRODUCTION OF GAAP CAP RATES
1. Cap rates calculated exclusive of transaction costs

PAGE 14 CORPORATE SPONSORSHIP HAS ENTERED VETERINARY MEDICINE
1. The Corporation of U.S. Veterinary Medicine, *The Corporatization of U.S. Veterinary Medicine* (2026)
2. Steinbach, J. "The Corporatization of Veterinary Medicine and Its Impact on Independent Practices," *Journal of the Agricultural and Applied Economics Association* (2025)
3. VetFocus / Royal Canin, *Consolidation in the Veterinary Profession* (2024)
4. Veterinary Integration Solutions, North American Consolidator Analysis (2022)
5. Steinbach (2025)
6. Hawn, R. "2024 Veterinary Consolidation Update" (2024)
7. Brakke Consulting, *2025 Veterinary Industry Overview*
8. American Veterinary Medical Association, "Amazon, Tractor Supply now offering online pet pharmacies" (2025)
9. Augustine, K. "NAPHIA's 2025 State of the Industry Highlights Report" (2025)
10. American Veterinary Medical Association, *Pet Ownership & Demographics Sourcebook* (2025)

PAGE 15 DIVERSIFICATION & ACCELERATION OF VETERINARY REVENUE
1. Sources: American Pet Products Association (APPA) National Pet Owners Survey (2014); APPA State of the Industry Report 2025 (2024); Packaged Facts, Pet Medications in the US (2024); North American Pet Health Insurance Association (NAPHIA) / Grand View Research (2024); Precedence Research (telehealth estimates, 2024). Clinical services and clinic-product splits are derived estimates based on APPA "Vet Care & Products" aggregates and third-party industry data. Retail pet food, boarding, grooming, and non-health retail categories excluded
2. Sources: AVMA/Vetsource Veterinary Industry Tracker; Dutch 2025 State of Online Veterinary Care Report; Packaged Facts veterinary industry research; company disclosures and industry reports

JUNE 2026

19

INVESTOR PRESENTATION NAREIT JUNE 2026